Exhibit 99.1

Hunch Mobility, a Leading Provider of Urban Air Mobility in the Indian Subcontinent, Enters Into Business Combination Agreement With Direct Selling Acquisition Corp.

•	Hunch Mobility Is an Urban Air Mobility Platform Dedicated To Providing “By-The-Seat” Short Distance Air Mobility Services in India

•	Operated More Than 1,626 Flights to Date, With an Expected Addressable Market of at Least 20 Million Flyers in 2027

•	Transaction Implies a Pro Forma Enterprise Value of $223 Million, With an Implied Pre-Money Market Capitalization of $150 Million

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As part of the transaction, an investor with majority economic, non-voting interest in DSAQ’s Sponsor (“Investor”) has committed to investing up to $20 Million in the form of equity purchases in DSAQ subject to non-redemption, convertible notes of the Company, and convertible preferred shares of DSAQ

•	Hunch Ventures has committed to investing $3 Million in the form of convertible preferred shares of PubCo

•	Hunch Mobility Shareholders Expected To Roll 100% of Their Equity in Exchange for 52.0% Ownership of the Combined Company (As Defined Below)

New York, New York – January 18, 2024 – FlyBlade (India) Private Limited (“Hunch Mobility” or the “Company”), a leading provider of urban air mobility in the Indian subcontinent, has entered into a definitive business combination agreement with Direct Selling Acquisition Corp. (“DSAQ”) (NYSE: DSAQ), a special purpose acquisition company, and certain other parties thereto. Upon the closing of the transaction, the newly combined company (“Combined Company” or “PubCo”) is expected to be called Hunch Technologies Limited, and its common shares are expected to be listed on the New York Stock Exchange under the symbol “HNCH.”

Hunch Mobility: Revolutionizing Urban Air Mobility

Hunch Mobility is an urban air mobility (“UAM”) platform dedicated to providing “by-the-seat” short distance air mobility services in India. The Company has operated more than 1,626 flights with an approximately 43% repeat flying rate and has launched its services in two states in India: Maharashtra and Karnataka.

The Company aspires to lead the transition to electric vertical take-off and landing vehicles in the Indian subcontinent in the near future, benefiting from strong support from India’s Ministry of Civil Aviation in liberalizing UAM and paving the roadmap for the introduction of electric vertical aircraft (“EVAs”).

Hunch Mobility Investment Highlights

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Significant Opportunity for Disruptive Transportation Service in India: Urban congestion costs in India are approximately USD $22 billion per year, and continuous congestion issues present a growing addressable and serviceable market. The International Monetary Fund predicts that India will become the third largest economy as measured by GDP by 2027-2028, and Hunch Mobility expects to tap into the country’s growing middle-class demographic. Hunch Mobility believes there will be an addressable market of at least 20 million flyers in 2027 based on current ticket fares and demographic trends.

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Expanding Global UAM Market: UAM is anticipated to expand at a CAGR of approximately 25% between 2018 and 2025 and continue to grow to an anticipated market size of USD $74 billion by 2035. Countries around the world, including Germany and France, are working in collaboration with airline manufacturers such as Boeing and Airbus to invest heavily in the development and procurement of advanced EVA systems.

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Differentiated, Asset-Light and Low-Capital Operations Model: Hunch Mobility leverages the scalable technology platform of Blade Urban Air Mobility, Inc. (“Blade US”) through a licensing agreement and strategic partnerships with transportation service providers to provide efficient booking and concierge services to the Indian market. The firm’s captive strategic infrastructure and sophisticated technology platform are designed to be customized and deployed for Indian operations.

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Tenured Management Team and Early Market Entrants: Hunch Mobility’s management team has over 100 combined years of experience across companies in the mobility, aviation and lifestyle verticals. Hunch Mobility’s leadership believes that its early entry into the market provides a meaningful first-mover advantage while the barriers to entry remain high for potential competitors.

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Robust Future Growth Plans: Hunch Mobility is seeking to generate revenue through a diverse set of complementary business segments, including a UAM platform for business, leisure, religious and air ambulance needs and a lifestyle concierge platform that includes a rewards and privileges platform designed to drive customer retention and monetization.

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Strategic Partnerships in EVA Market Expected To Propel Growth: Hunch Mobility has signed a memorandum of understanding with Eve Air Mobility, Beta Technologies, Skyports and Jaunt Air Mobility to develop the Company’s EVA capabilities. Hunch Mobility believes that these partnerships are poised to unlock growth opportunities in existing and new markets. Hunch Mobility expects the launch of EVAs with lower costs to drive market penetration to 5% of the addressable market of 50 million flyers.

Management Commentary

Amit Dutta, Managing Director of Hunch Mobility, said: “India’s rapid economic growth is shackled by severe road congestion, a crippling bottleneck requiring innovative solutions. To address this opportunity, Hunch Mobility is pioneering a short-haul air mobility platform with helicopters today and a transition to EVAs in the near future. We expect that this business combination will enable us to fully leverage the gains of our first-mover advantage and aggressively expand our footprint in the Indian subcontinent.”

“We are excited to partner with Hunch Mobility on this business combination,” said Dave Wentz, Chairman and Chief Executive Officer of DSAQ. “Hunch is providing a solution for a serious problem in India, which is one of the most congested traffic markets in the world. The Company’s ability to provide consumers with the option of avoiding this congestion, at a reasonable price point, has the potential to move by-the-seat helicopter transportation out of the luxury category and into a ubiquitous part of everyday life. We believe that Hunch has the team in place to execute on this tremendous opportunity and we are pleased to play a role in bringing the Company to the public markets.”

Transaction Terms

The Combined Company is expected to have an estimated post-transaction enterprise value of $223 million, assuming no redemptions by DSAQ’s public stockholders. Proceeds from the transaction, before the payment of certain transaction expenses, will comprise up to $63 million of cash held in DSAQ’s trust account before redemptions, with approximately $48 million in net cash on the balance sheet to fund growth, assuming no redemptions by DSAQ’s public stockholders. The transaction does not include a minimum cash condition, but does include capital commitments of $20 million from Investor. Investor’s $20 million investment includes $10 million of equity purchases in DSAQ previously made in the open market subject to non-redemption, $3 million in the form of promissory notes convertible into convertible preferred shares to be funded in three equal monthly installments, with the first $1 million promissory note being issued at signing, and $7 million of convertible preferred shares that will be funded at the closing of the transaction. Hunch Ventures has committed to investing $3 million in the form of convertible preferred shares of PubCo. Hunch Ventures’ investment and Investor’s investments other than convertible notes are subject to certain waivable conditions.

DSAQ and Hunch Mobility’s respective boards of directors have unanimously approved the transaction, which is expected to close in 2024, subject to regulatory and stockholder approvals. In connection with the transaction, Hunch Mobility’s shareholders are rolling 100% of their existing equity in Hunch Mobility into the Combined Company and are expected to own approximately 52.0% of the Combined Company on a non-fully diluted basis immediately following the closing of the transaction, assuming no redemptions by DSAQ’s public stockholders.

All references to cash on the balance sheet, available cash from the trust account and retained transaction proceeds are subject to any redemptions by DSAQ’s public stockholders and current estimates of transaction expenses.

For additional information regarding the terms of the transaction, as well as an investor presentation, please see the Current Report on Form 8-K, which will be filed today with the Securities and Exchange Commission (“SEC”) by DSAQ. Additional information about the transaction will be provided in the registration statement on Form F-4 (the “Registration Statement”) relating to the transaction to be filed with the SEC by PubCo.

Advisors

Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC, is acting as Hunch Mobility’s exclusive financial advisor and lead capital markets advisor. Ellenoff Grossman & Schole LLP is acting as Hunch Mobility’s U.S. legal counsel, Arthur Cox LLP is acting as Hunch Mobility’s Irish legal counsel and Khaitan & Co is acting as Hunch Mobility’s Indian legal counsel. Kirkland & Ellis LLP is serving as DSAQ’s U.S. legal counsel, Cyril Amarchand Mangaldas is serving as DSAQ’s Indian legal counsel and McCann FitzGerald LLP is serving as DSAQ’s Irish legal counsel.

Peregrine Communications is acting as public relations advisor to Hunch Mobility.

Additional Information About the Transaction and Where To Find It

This press release relates to the proposed business combination involving DSAQ, Hunch Mobility, PubCo, Aeroflow Urban Air Mobility Private Limited (“IndiaCo”) and HTL Merger Sub LLC (“Merger Sub”). In connection with the proposed business combination, DSAQ and PubCo intend to file with the SEC a Registration Statement, which will include a preliminary proxy statement/prospectus of DSAQ and a preliminary prospectus of PubCo relating to the shares to be issued in connection with the proposed business combination. This press release is not a substitute for the Registration Statement, the definitive proxy statement/final prospectus or any other document that PubCo or DSAQ has filed or will file with the SEC or send to its stockholders in connection with the proposed business combination. This press release does not contain all the information that should be considered concerning the proposed business combination and other matters and is not intended to form the basis for any investment decision or any other decision in respect of such matters.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, DSAQ’S STOCKHOLDERS AND OTHER INTERESTED PARTIES ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY AMENDMENTS THERETO AND ANY OTHER DOCUMENTS FILED BY DSAQ OR PUBCO WITH THE SEC IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION OR INCORPORATED BY REFERENCE THEREIN IN THEIR ENTIRETY BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED BUSINESS COMBINATION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION AND THE PARTIES TO THE PROPOSED BUSINESS COMBINATION.

After the Registration Statement is declared effective, the definitive proxy statement will be mailed to the stockholders of DSAQ as of a record date to be established for voting on the proposed business combination. Additionally, DSAQ and PubCo will file other relevant materials with the SEC in connection with the business combination. Copies of the Registration Statement, the definitive proxy statement/final prospectus and all other relevant materials for the proposed business combination filed or that will be filed with the SEC may be obtained, when available, free of charge at the SEC’s website at www.sec.gov. DSAQ’s stockholders may also obtain copies of the definitive proxy statement/prospectus, when available, without charge, by directing a request to Direct Selling Acquisition Corp., 5800 Democracy Drive, Plano, TX 75024.

Participants in the Solicitation of Proxies

This press release may be deemed solicitation material in respect of the proposed business combination. DSAQ, Hunch Mobility, IndiaCo, PubCo, Merger Sub and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies from DSAQ’s stockholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names and interests in the proposed business combination of DSAQ’s directors and officers in DSAQ’s filings with the SEC, including DSAQ’s initial public offering prospectus, which was filed with the SEC on September 27, 2021, DSAQ’s subsequent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to DSAQ’s stockholders in connection with the business combination will be included in the definitive proxy statement/prospectus relating to the proposed business combination when it becomes available. You may obtain free copies of these documents, when available, as described in the preceding paragraphs.

No Offer or Solicitation

This press release is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed business combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. The proposed business combination will be implemented solely pursuant to the Business Combination Agreement, which contains the full terms and conditions of the proposed business combination. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Forward-Looking Statements

All statements other than statements of historical facts contained in this press release are forward-looking statements. Forward-looking statements may generally be identified by the use of words such as “anticipate,” “believe,” “envision,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” “contemplate” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. These forward-looking statements include, but are not limited to, statements regarding the financial position, business strategy and the plans and objectives of management for future operations including as they relate to the proposed business combination and related transactions, pricing and market opportunity, the satisfaction of closing conditions to the proposed business combination and related transactions, the level of redemptions by DSAQ’s public stockholders and the timing of the completion of the proposed business combination, including the anticipated closing date of the proposed business combination and the use of the cash proceeds therefrom. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of DSAQ, IndiaCo, Hunch Mobility and PubCo’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from such assumptions, and such differences may be material. Many actual events and circumstances are beyond the control of DSAQ, IndiaCo, Hunch Mobility and PubCo.

These forward-looking statements are subject to a number of risks and uncertainties, including (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the Combined Company or the expected benefits of the proposed business combination, or that the approval of the stockholders of Hunch Mobility or DSAQ is not obtained; (iii) the ability to acquire and maintain the listing of PubCo’s securities on a stock exchange; (iv) the inability to complete any private placement financing, the amount of any private placement financing or the completion of any private placement financing with terms unfavorable to you; (v) the risk that the proposed business combination disrupts current plans and operations of DSAQ, Hunch Mobility, IndiaCo or PubCo as a result of the announcement and consummation of the proposed business combination and related transactions; (vi) the risk that any of the conditions to closing of the business combination are not satisfied in the anticipated manner or on the anticipated timeline or are waived by any of the parties thereto; (vii) the failure to realize the anticipated benefits of the proposed business combination and related transactions, which may be affected by, among other things, the ability of the PubCo to grow and manage growth profitably, grow its customer base and retain its management and key employees; (viii) risks relating to the uncertainty of the costs related to the proposed business combination; (ix) risks related to the rollout of Hunch Mobility, IndiaCo and PubCo’s business strategy and the timing of expected business milestones, including, but not limited to, the use of electric vertical aircraft; (x) Hunch Mobility’s limited operating history and history of net losses; (xi) the evolution and growth of the markets in which PubCo operates; (xii) changes in applicable laws or regulations; (xiii) the ability of PubCo to adhere to legal and regulatory requirements and to receive any needed regulatory approvals or licenses; (xiv) cybersecurity risks, data loss and other breaches of PubCo’s network security and the disclosure of personal information; (xv) the effects of competition on Hunch Mobility, IndiaCo and PubCo’s business; (xvi) risks related to domestic and international political and macroeconomic uncertainty, including the continued economic growth of the Indian subcontinent, the impacts of climate change, the Russia-Ukraine conflict, consumer preferences, supply chain issues and inflation; (xvii) risks related to PubCo’s third party aircraft operators; (xviii) PubCo’s reliance on technology leased from Blade Air Mobility, Inc.; (xiv) the limited geographic scope of PubCo’s operations to the Indian subcontinent; (xv) the outcome of any legal proceedings that may be instituted against Hunch Mobility, IndiaCo, DSAQ, PubCo or any of their respective directors or officers, following the announcement of the proposed business combination; (xvi) the amount of redemption requests made by DSAQ’s public stockholders; (xvii) the ability of DSAQ to issue equity, if any, in connection with the proposed business combination or to otherwise obtain financing in the future; (xviii) risks related to Hunch Mobility, IndiaCo and PubCo’s industry; and (xiv) those factors discussed in DSAQ’s Annual Report on Form 10-K for the year ended December 31, 2022 and subsequent Quarterly Reports on Form 10-Q, in each case, under the heading “Risk Factors,” and other documents of DSAQ or PubCo to be filed with the SEC, including the proxy statement/prospectus. If any of these risks materialize or Hunch Mobility, IndiaCo, PubCo’s or DSAQ’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Hunch Mobility, IndiaCo, PubCo and DSAQ do not presently know or that they currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect DSAQ’s, Hunch Mobility’s, IndiaCo’s and PubCo’s expectations, plans or forecasts of future events and views as of the date of this press release. DSAQ, Hunch Mobility, IndiaCo and PubCo anticipate that subsequent events and developments will cause their assessments to change. DSAQ, Hunch Mobility, IndiaCo and PubCo undertake no obligation to update any forward-

looking statements made in this communication to reflect events or circumstances after the date of this presentation or to reflect new information or the occurrence of unanticipated events, except as required by law. However, while DSAQ, Hunch Mobility, IndiaCo or PubCo may elect to update these forward-looking statements at some point in the future, each of them specifically disclaim any obligation to do so, unless required by applicable law. If DSAQ, Hunch Mobility, IndiaCo or PubCo do update one or more forward-looking statements, no inference should be drawn that they will make additional updates thereto or with respect to other forward-looking statements. These forward-looking statements should not be relied upon as representing DSAQ’s, Hunch Mobility’s, IndiaCo’s or PubCo’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements. DSAQ, Hunch Mobility, IndiaCo and PubCo may not actually achieve the plans, intentions or expectations disclosed in these forward-looking statements, and you should not place undue reliance on these forward-looking statements. These forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures or investments.

Contacts

Direct Selling Acquisition Corp.

Ryan Bright

214-315-7601

jrb@directsellingcapital.com

Peregrine Communications I Media Contact

Cate Swallow

703-835-4298

cate.swallow@peregrinecommunications.com